Mason Street Funds, Inc.

Supplement dated May 13, 2005 to

Prospectus dated July 9, 2004

FUND MANAGER CHANGE:

Effective June 1, 2005, the following manager will assume primary responsibility for the day-to-day management of the Municipal Bond Fund:

Quinn T. Noel, Chartered Financial Analyst, is a Director of Mason Street Advisors, LLC, having joined Northwestern Mutual in 1998. Mr. Noel holds a B.A. degree from University of Wisconsin-Oshkosh and an M.B.A. from Marquette University. He has primary responsibility for the management of the Municipal Bond Fund and also manages various taxable and tax-exempt fixed income portfolios for Northwestern Mutual.

FUND HOLDINGS:

The following information supplements the information in the Prospectus:

A list of the ten largest holdings for each Fund, and the percentage of Fund net assets that each such holding represents as of the most recent calendar-quarter end, is normally posted on the Funds’ website. This information will be available on or before the 20th business day following the end of each calendar quarter. In addition, a list of each Fund’s full holdings is normally posted on or before the last day of the month following the end of each calendar quarter. The information may be found at each Fund’s page in the “Fund Information” section of the Funds’ website at www.masonstreetfunds.com. The holdings information will remain on the website at least until such time as the Funds’ complete holdings for the calendar quarter are filed with the SEC. The Funds may from time to time withhold posting to or remove from the website any portion of this information with respect to a Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE